UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2014

MKS Instruments, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Tech Drive, Suite 201 Andover, Massachusetts	01810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 978-645-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the annual meeting of stockholders of the Company held on May 5, 2014 (the “2014 Annual Meeting”), the Company’s stockholders approved the 2014 Stock Incentive Plan (the “2014 Stock Incentive Plan”) and the 2014 Employee Stock Purchase Plan (the “2014 ESPP”). The Board of Directors of the Company (the “Board”) adopted the 2014 Stock Incentive Plan and the 2014 ESPP on February 10, 2014, subject to stockholder approval.

2014 Stock Incentive Plan

Under the 2014 Stock Incentive Plan, up to 18,000,000 shares of our Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted thereunder in the form of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards.

The foregoing summary of the 2014 Stock Incentive Plan is qualified in its entirety by reference to the detailed summary of the 2014 Stock Incentive Plan set forth in the section “Proposal Two—Approval of The 2014 Stock Incentive Plan—Description of the 2014 Plan” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 24, 2014 and to the full text of the 2014 Stock Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

2014 Employee Stock Purchase Plan

Under the 2014 ESPP, we are authorized to sell to our eligible employees, through payroll deductions, up to an aggregate of 2,500,000 shares of our Common Stock. The 2014 ESPP is intended to qualify as an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

The foregoing summary of the 2014 ESPP is qualified in its entirety by reference to the detailed summary of the 2014 ESPP set forth in the section “Proposal Three—Approval of The 2014 Employee Stock Purchase Plan—Summary of the 2014 ESPP” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 24, 2014 and to the full text of the 2014 ESPP, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 5, 2014, the Company’s Board of Directors amended and restated the Company’s by-laws. Many of the amendments were made to conform the by-laws to the provisions and language of the Massachusetts Business Corporation Act (the “MBCA”). The description herein of the amendments made to the by-laws is qualified in its entirety by reference to the by-laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The changes made include the following:

•	change the office of “clerk” to “secretary” in conformity with MBCA;

•	modify the advance notice procedures that a shareholder must follow, including the timing of notice and what information a shareholder must provide, in order to bring business before a meeting of the shareholders or to nominate persons for election to the Board;

•	permit the directors to set rules and procedures for the conduct of stockholder meetings;

•	require that notices of stockholder meetings be sent no more than 60 days before the meeting in conformity with MBCA;

•	permit the record date for dividends and stockholder action to be up to 70 days in advance instead of 60 days in conformity with MBCA;

•	clarify that board meetings may be held solely by telephone and that stockholders can participate in stockholder meetings by telephone if permitted by the Company;

•	allow for proxies to be valid for 11 months instead of 6 months in conformity with MBCA;

•	allow for electronic notice of meetings and voting of proxies in accordance with electronic instructions in conformity with MBCA;

•	add sections on standard of conduct for directors and conflicts of interests involving directors in conformity with MBCA; and

•	add requirements for the maintenance and inspection of corporate records in conformity with MBCA.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following sets forth the results of voting by stockholders at the 2014 Annual Meeting:

a)	Election of three Class III Directors to serve for a three year term and until their successors are elected:

Director Nominee	Votes For	Votes Withheld

John R. Bertucci	48,372,552	1,248,198

Robert R. Anderson	48,723,544	897,206

Gregory R. Beecher	49,495,720	125,030

There were broker non-votes of 2,128,910 shares on this proposal.

b)	Approval of the 2014 Stock Incentive Plan

Votes For	Vote Against	Votes Abstained
43,388,103	6,078,602	154,045

There were broker non-votes of 2,128,910 shares on this proposal.

c)	Approval of the 2014 Employee Stock Purchase Plan

Votes For	Vote Against	Votes Abstained
49,022,407	521,333	77,010

There were broker non-votes of 2,128,910 shares on this proposal.

d)	Approval of the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in the Proxy Statement for this meeting.

Votes For	Vote Against	Votes Abstained
47,483,058	2,031,115	106,577

There were broker non-votes of 2,128,910 shares on this proposal.

e)	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2014.

Votes For	Vote Against	Votes Abstained
51,552,540	110,542	86,578

There were no broker non-votes for this proposal.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated By-Laws

10.1*	2014 Stock Incentive Plan

10.2*	2014 Employee Stock Purchase Plan

10.3*	Form of Restricted Stock Unit Agreement for Non-Employee Directors under the 2014 Stock Incentive Plan

10.4*	Form of Restricted Stock Unit Agreement for Employees under the 2014 Stock Incentive Plan

*	Management contract or compensatory plan arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

Date: May 6, 2014	By:	/s/ Seth H. Bagshaw
	Name:	Seth H. Bagshaw
	Title:	Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-Laws

10.1*	2014 Stock Incentive Plan

10.2*	2014 Employee Stock Purchase Plan

10.3*	Form of Restricted Stock Unit Agreement for Non-Employee Directors under the 2014 Stock Incentive Plan

10.4*	Form of Restricted Stock Unit Agreement for Employees under the 2014 Stock Incentive Plan

*	Management contract or compensatory plan arrangement.